Exhibit 10 -iv









                             AMERICAN STANDARD INC.


                EXECUTIVE SUPPLEMENTAL RETIREMENT BENEFIT PROGRAM



                   Restated to include all amendments through
                                  July 6, 1995

                                    ARTICLE I

                                   DEFINITIONS


For all purposes of the Program the following definitions shall apply, with words in the masculine gender including, where appropriate, the feminine gender:

      Actuarial Equivalent means, with respect to any monthly payments referred to in Article IV, the lump sum payment which is the present value as of the date of commencement of such monthly payments, determined using the following actuarial assumptions:

      (a) Mortality Table - 1983 Basic Group Annuity Mortality Table for males projected to 1988 with Scale H; and

      (b)   Interest - the lesser of

            (1) 120% of the annual interest rate used by the Pension Benefit Guaranty Corporation to value immediate annuities for plans terminating as of the date as of which the applicant's monthly pension payments would otherwise commence; and

            (2) the average yield of long-term U.S. Treasury bonds issued during the one month period ending one month before the date as of which the applicant's monthly pension payments would otherwise commence, as published in the Federal Reserve Bulletin under the heading "Composite Index: Over 10 Years (long-term)," such average yield to be rounded to the nearest .25%;

            provided that, for purposes of calculating a lump sum payment to a Prior Participant or his Surviving Spouse the interest rate applied to calculate that portion of such lump sum attributable to such Prior Participant's Special Years of Service shall be multiplied by sixty and four-tenths percent (60.4%).

      Average Monthly Earnings of a Participating Employee means his total Compensation for the three (3) calendar Years of Service (or such lesser number of calendar years as may constitute his Years of Service) in his last ten (10) calendar Years of Service (including in such ten (10) calendar years the year in which his Service is broken), during which his total Compensation was the highest, divided by thirty-six (36) (or such lesser number as may constitute the number of calendar months of his Years of Service).

      Board means the Board of Directors of the Corporation.

      Code means the Internal Revenue Code of 1986, as amended.

      Committee means the Committee constituted under Article III, Section 2 hereof.

      Compensation means, for any calendar year, the total remuneration (other than remuneration that is not treated as "Compensation" under and for purposes of the Retirement Plan) for Service rendered by a Participating Employee during such year, including any annual incentive compensation awarded to him with respect to such year, without regard to the year in which such incentive compensation is received; provided that Compensation shall not include any payments under the American Standard Inc. Management Partners' Bonus Plan or Long-Term Incentive Compensation Plan.

      Corporation means American Standard Inc. and its successors and any predecessor corporation merged with or into, or any business acquired by, American Standard Inc.

      Employee means an employee of the Corporation or a Subsidiary Company.

      ESOP Offset means two (2) times the value, as of the date when a Participating Employee's Service is broken, of the Basic Company Contributions to his account under the American-Standard Employee Stock Ownership Plan.

      Other Post-Retirement Benefits means, with respect to a Participating Employee, his ESOP Offset, plus all amounts paid or payable to him or his Surviving Spouse under or with respect to the Retirement Plan (including any monthly pension payable hereunder because it exceeds the maximum limitation on pension amounts imposed by Section 415 of the Code), the American Standard Profit Sharing Plan and any other non-governmental defined benefit or defined contribution employee pension plan (except the Savings and Stock Ownership Plan of American Standard Inc. and Participating Subsidiary Companies and the American Standard Employee Stock Ownership Plan) to which the Corporation, any Subsidiary Company or any previous employer of such Participating Employee had made contributions, provided that in calculating such amounts the following shall apply:

      (a) Any Other Post-Retirement Benefit which is offset under the terms of the Retirement Plan shall be offset under this Program;

      (b) Such amounts shall include lump sum and installment distributions which, together with all Other Post Retirement Benefits, shall be expressed as an Actuarially Equivalent lifetime annuity payable monthly.

      (c) Such amounts shall exclude benefits to the extent attributable to ontributions made by such Participating Employee; and

      (d) Such amounts shall reflect reductions for early commencement of benefits, if any.

      Participating Employee means any Employee (including, unless the context otherwise requires, an Employee who is a Prior Participant) who has been and so long as he remains an officer of the Corporation elected as such by the Board, but such term shall not include the Chairman of the Board on January 1, 1991.

      Prior Participant means any one of Emmanuel A. Kampouris, William A. Klug and James E. Mack, so long as he is a Participating Employee.

      Primary Social Security Benefit shall have the meaning ascribed to that term in and by the Retirement Plan. In the event that the Participating Employee provides the Committee with the actual amount of his Social Security Benefit plus the amounts, if any, payable to such Employee under a foreign social insurance or pension system (which is comparable in nature to the U.S. Social Security System) then the total of such amounts if less than the U.S. Primary Social Security Benefit as defined in the Retirement Plan shall be deemed the Participating Employee's Primary Social Security Benefit for the purposes of this Program.

      Program means the Amended and Restated Executive Supplemental Retirement Benefit Program of American Standard Inc., as set forth in this document and as amended from time to time.

      Retirement Plan means the Retirement Plan of American Standard Inc. and Participating Subsidiary Companies, as in effect immediately before the amendments thereto made as of June 30, 1988.

      Service and Years of Service shall have the meanings ascribed to those terms in and by the Retirement Plan.

      Special Average Monthly Earnings of a Prior Participant means his total Compensation for the three (3) calendar Years of Service during which his Compensation was the highest in the ten (10) calendar Years of Service ending with and including the earlier of the year in which his Service is broken and the year 1991, divided by thirty-six (36).

      Special Years of Service of a Prior Participant means his Years of Service through the earlier of the month immediately preceding the month in which his Service is broken and March, 1991.

      Subsidiary Company means any corporation organized and existing under the laws of a state, district or territory of the United States at least fifty percent (50%) of whose outstanding voting stock is owned, directly or indirectly, by the Corporation or another Subsidiary Company.

      Surviving Spouse means the person to whom a Participating Employee or former Participating Employee was legally married on the earlier of the date of his retirement or death.



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
                                   ARTICLE II

                                     PURPOSE


The purpose of the Program is to further the achievement of corporate goals of the Corporation by providing improved retirement income as a component of executive compensation, by providing retirement income not subject to the limits imposed on retirement plans qualified under Section 401(a) of the Code, and by assisting in recruiting and retaining senior executives.

                                   ARTICLE III

                     AMENDMENT, CONTINUATION, ADMINISTRATION


Section 1 - Amendment and Continuation

The Board shall have the right to suspend or terminate the Program at any time and, at any time or from time to time, to amend its terms; provided, however, that no such action shall effect a forfeiture or a reduction in the amount of any benefit under the Program that

      (a) an Employee who had been a Participating Employee for at least twelve (12) months prior to the month in which such action is authorized or

      (b)   the Surviving Spouse of such an Employee

would otherwise have been entitled to receive if such Employee had died on, or retired as of the first of the month coinciding with or following, the effective date of such action or, if later, the date of its authorization. Notwithstanding any such suspension, termination or amendment, the Corporation and Subsidiary Companies will at all times be free to establish other programs, similar or different, for the benefit of any Employees.

Section 2 - Administration

The Program shall be administered by a committee of the Board (the "Committee") which is appointed by the Board. No member of such Committee shall be eligible to participate in the Program. The Committee shall interpret the Program, establish administrative policies, guidelines and rules and designate Participating Employees thereunder, and take any other action necessary or desirable for the proper operation of the Program. All such interpretations, policies, guidelines, rules, designations and actions shall be final and binding upon the Corporation, all Subsidiary Companies, all Employees and all Participating Employees.

                                   ARTICLE IV

                     ELIGIBILITY FOR AND AMOUNT OF BENEFITS


Section 1 - Upon Retirement at or After Age Sixty-five

Any Participating Employee who, after completing at least five (5) Years of Service, ceases to be an Employee on or after his sixty-fifth (65th) birthday shall receive from the Corporation, no later than the thirtieth (30th) day of the month coincident with or immediately succeeding his sixty-fifth (65th) birthday (or the month in which he ceases to be an Employee, if later), a single lump sum payment which shall be the Actuarial Equivalent of a monthly payment, commencing with such month and continuing for his lifetime, in an amount equal to the sum of (i) the excess of

      (a) four percent (4%) of his Average Monthly Earnings, multiplied by the number, not in excess of ten (10), of his Years of Service, plus

      (b) one percent (1%) of his Average Monthly Earnings, multiplied by the number of his Years of Service accumulated after his first ten (10) Years of Service (to a maximum of twenty percent (20%) of such Average Monthly Earnings), over the sum of

      (c)   such Participating Employee's Other Post-Retirement Benefits, plus

      (d)   his Primary Social Security Benefit;

and (ii) the monthly pension, if any, which is not payable to him from the Retirement Plan because of the maximum limitations on pension amounts imposed by
Section 415 of the Code.

Notwithstanding the foregoing, the Actuarial Equivalent of the monthly payment derived under this Section 1 shall not, with respect to a Prior Participant, be less than the amount that would have been derived

     A.   if clauses (a), (b) and (c) above had read as follows:

              (a-1) five percent (5%) of his Special Average Monthly Earnings, multiplied by the number, not in excess of ten (10), of his Special Years of Service, plus

              (b-1) one percent (1%) of his Special Average Monthly Earnings, multiplied by the number of his Special Years of Service accumulated after his first ten (10) Special Years of Service (to a maximum of twenty percent (20%) of such Special Average Monthly Earnings),

              (c-1) such Prior Participant's Other Post-Retirement Benefits, exclusive of his ESOP Offset, expressed as an Actuarially Equivalent amount payable for the life of the Prior Participant, with fifty percent (50%) continuation of such amount to his Surviving Spouse;

     B. if, in the case of a Prior Participant who ceases to be an Employee on or before April 27, 1991, his Special Years of Service for purposes of the above clauses (a-1) and (b-1), but not for purposes of calculating his Special Average Monthly Earnings or for any other purpose, meant his Special Years of Service plus, in the case of Mr. Kampouris, three
          (3) additional Special Years of Service, and in the cases of Messrs. Klug and Mack, two (2) additional Special Years of Service (provided that in no case shall any such Prior Participant be deemed, for purposes of this sentence, to have more Special Years of Service than the Years of Service he would have had if his employment had terminated on the first of the month coinciding with or next following his sixty-fifth (65th) birthday); and

     C. if the monthly amount calculated pursuant to this sentence were payable for the life of such Prior Participant, with continuation for the life of his Surviving Spouse of fifty percent (50%), minus one percent (1%) for each year by which the age of such Surviving Spouse is more than five (5) years lower than that of such Prior Participant, of the sum of the amount determined under clauses (a-1) and (b-1) above, less fifty percent (50%) of the sum of the amount determined under clauses (c-1) and (d) above.


Section 2 - Upon Employment Termination Before Age Sixty-five

Any Participating Employee who ceases to be an Employee after completing at least five (5) Years of Service, but before his sixty-fifth (65th) birthday shall receive from the Corporation, no later than the thirtieth (30th) day of the month designated in writing by such Participating Employee to the Committee (which month shall not be earlier than the month immediately following his fifty-fifth (55th) birthday), a single lump sum payment which shall be the Actuarial Equivalent of a monthly payment, commencing with the month so designated by such Participating Employee and continuing for his lifetime, in an amount equal to the product of the amounts determined in clauses (a), (b) and
(c) below, with such result reduced by the amount in clauses (d) and (e) below and increased by the amount in clause (f) below.

      (a) The monthly payment that such Participating Employee would have received computed under the below (i) and (ii), if he had remained an Employee (with no change in his Average Monthly Earnings) until, and if he had retired on, his sixty-fifth (65th) birthday:

            (i) four percent (4%) of his Average Monthly Earnings, multiplied by the number, not in excess of ten (10), of his Years of Service, plus

            (ii) one percent (1%) of his Average Monthly Earnings, multiplied by the number of his Years of Service accumulated after his first ten (10) Years of Service (to a maximum of twenty percent (20%) of such Average Monthly Earnings);

      (b)   A fraction

            (i) the numerator of which is the number of his Years of Service, and

            (ii) the denominator of which is the number of Years of Service he would have accumulated if he had remained an Employee until his sixty-fifth (65th) birthday;

      (c) The percentage determined according to attained age (in years and completed months) on date of commencement of monthly payments, in accordance with the following table with values for non-integral ages to be determined by interpolation:

                    Attained Age on Date of
                         Commencement                   Percentage
                    ----------------------              ----------
                             64                            .97
                             63                            .93
                             62                            .88

                             61                            .82
                             60                            .75
                             59                            .68
                             58                            .61
                             57                            .54
                             56                            .47
                             55 or younger                 .40

      (d)   Such Participating Employee's Other Post-Retirement Benefits;

      (e) Such Participating Employee's Primary Social Security Benefit, multiplied by clauses (b) and (c) above, or the Participating Employee's actual Social Security Benefit (or other comparable benefits), if so provided by the Participating Employee;

      (f) Such Participating Employee's monthly pension, if any, reduced (if applicable) for early commencement, which is not payable to him from the Retirement Plan because of the maximum limitations on pension amounts imposed by Section 415 of the Code.

Notwithstanding the foregoing, the Actuarial Equivalent of the monthly amount derived under this Section 2 shall not, with respect to a Prior Participant, be less than the amount that would have been derived

     A. if clauses (a) through (c) above had read as follows:

              (a-1) The monthly payment that such Prior Participant would have received computed under the below (i) and (ii), if he had remained an Employee (with no change in his Special Average Monthly Earnings) until, and if he had retired on, his sixty-fifth (65th) birthday:

                     (i) five percent (5%) of his Special Average Monthly Earnings, multiplied by the number, not in excess of ten (10), of his Special Years of Service, plus

                     (ii) one percent (1%) of his Special Average Monthly Earnings, multiplied by the number of his Special Years of Service accumulated after his first ten
                            (10) Years of Service (to a maximum of 20% of such Special Average Monthly Earnings),

              (b-1)  A fraction

                     (i) the numerator of which is the number of his Special Years of Service, and

                     (ii) the denominator of which is the number of Years of Service he would have accumulated if he had remained an Employee until his sixty-fifth (65th) birthday,

              (c-1) The percentage determined according to attained age (in years and completed months) on date of commencement of monthly payments, in accordance with the following table with values for non-integral ages to be determined by interpolation:

                          Attained Age on Date of
                               Commencement                 Percentage
                          ----------------------            ----------
                                   64                          .93
                                   63                          .86
                                   62                          .79
                                   61                          .72

                                   60                          .65
                                   59                          .61
                                   58                          .57
                                   57                          .53
                                   56                          .49
                                   55                          .45


              (d-1) Such Prior Participant's Other Post-Retirement Benefits, exclusive of his ESOP Offset, expressed as an Actuarial Equivalent amount payable for the life of the Prior Participant, with fifty percent (50%) continuation of such amount to his Surviving Spouse,

              (e-1) Such Prior Participant's Primary Social Security Benefit, multiplied by clauses (b-1) and (c-1) above, or the Prior Participant's actual Social Security benefit (or other comparable benefits), if so provided by the Prior Participant,

     B. if, in the case of a Prior Participant who ceases to be an Employee on or before April 27, 1991, his Special Years of Service for purposes of the above clauses (a-1) and (b-1), but not for purposes of calculating his Special Average Monthly Earnings or for any other purpose, meant his Special Years of Service plus, in the case of Mr. Kampouris, three
          (3) additional Special Years of Service, and in the case of Messrs. Klug and Mack, two (2) additional Special Years of Service (provided that in no case shall any Prior Participant be deemed, for purposes of this sentence, to have more Special Years of Service than he would have had if his employment had terminated on the first of the month coinciding with or next following his sixty-fifth (65th) birthday); and

     C. if such monthly amount calculated pursuant to this sentence were payable for the life of the Prior Participant, with continuation for the life of his Surviving Spouse of fifty percent (50%), minus one percent (1%) for each year by which the age of such Surviving Spouse is more than five (5) years lower than that of such Prior Participant, of the sum of the amount determined under clauses (a-1) and (b-1) above, less fifty percent (50%) of the sum of the amounts determined under clauses (c-1) and (e) above.

Section 3 - Upon Death Before Retirement

If a Participating Employee is married, and has accumulated at least five (5) Years of Service when he ceases to be an Employee due to his death, his Surviving Spouse shall receive from the Corporation, no later than the thirtieth
(30th) day of the month immediately succeeding the month of his death, a single lump sum payment which shall be the Actuarial Equivalent of a monthly payment, commencing with such succeeding month and continuing for the lifetime of such Surviving Spouse, in an amount equal to the product of the amounts determined in the below clauses (a), (b), (c) and (d), with such result reduced by the amounts in the below clauses (e) and (f).

     (a) The monthly payment that the Participating Employee would have received computed under the below (i) and (ii), if he had remained an Employee (with no change in his Average Monthly Earnings) until, and if he had retired on, his sixty-fifth (65th) birthday:

            (i) four percent (4%) of his Average Monthly Earnings, multiplied by the number, not in excess of ten (10), of his Years of Service, plus

            (ii) one percent (1%) of his Average Monthly Earnings, multiplied by the number of his Years of Service accumulated after his first ten (10) Years of Service (to a maximum of 20% of such Average Monthly Earnings),

     (b)    A fraction

            (i) the numerator of which is the number of his Years of Service, and

            (ii) the denominator of which is the number of Years of Service he would have accumulated if he had remained an Employee until his sixty-fifth (65th) birthday,

     (c) Fifty percent (50%), minus one percent (1%) for each full year by which the age of the Surviving Spouse is more than five (5) years lower than that of the Participating Employee,

     (d) The percentage specified in clause (c) of Section 2 for the Participating Employee's age at the time of his death,

     (e)    The Participating Employee's Other Post-Retirement Benefits,

     (f) The Participating Employee's Primary Social Security Benefit, multiplied by clauses (b), (c), and (d) above.

Notwithstanding the foregoing, the monthly amount derived under this Section 3 shall not, with respect to the Surviving Spouse of a Prior Participant, be less than the amount that would have been derived if clauses (a) through (f) above had read as follows:

     (a-1) The monthly payment that such Prior Participant would have received computed under the below (i) and (ii), if he had remained an Employee (with no change in his Special Average Monthly Earnings) until, and if he had retired on, his sixty-fifth (65th) birthday:

            (i) five percent (5%) of his Special Average Monthly Earnings, multiplied by the number, not in excess of ten (10), of his Years of Service, plus

            (ii) one percent (1%) of his Special Average Monthly Earnings, multiplied by the number of his Special Years of Service accumulated after his first ten (10) Special Years of Service (to a maximum of 20% of such Special Average Monthly Earnings),

      (b-1) A fraction

            (i) the numerator of which is the number of his Special Years of Service, and

            (ii) the denominator of which is the number of Years of Service he would have accumulated if he had remained an Employee until his sixty-fifth (65th) birthday,

      (c-1) Fifty percent (50%), minus one percent (1%) for each full year by which the age of the Surviving Spouse is more than five (5) years lower than that of the Prior Participant,

      (d-1) The percentage specified in clause (c-1) of Section 2 for the Prior
            Participant's age at the time of his death,

      (e-1) The Prior Participant's Other Post-Retirement Benefits, exclusive of his ESOP Offset,

      (f-1) Such Prior Participant's Primary Social Security Benefit, multiplied by clauses (b-1), (c-1) and (d-1) above, or the Prior Participant's actual Social Security benefit (or other comparable benefits), if so provided by the Prior Participant.


Section 4 - Upon Death After Termination of Employment

If a Participating Employee described in Section 2 of this Article IV is married when he dies after the termination of his employment but before his receipt of the lump sum payment to which he is entitled under said Section, his Surviving Spouse shall receive from the Corporation, no later than the thirtieth (30th) day of the month immediately following the month of his death, a single lump sum payment which shall be the Actuarial Equivalent of the single lump sum payment that such Participating Employee would have received if the month that he designated for purposes of said Section 2 had been the later of the month of his death and the month of his fifty-fifth (55th) birthday and if he had survived through such month, reduced by fifty percent (50%), minus one percent (1%) for each year by which the age of the Surviving Spouse is more than five (5) years lower than that of the Participating Employee.

                                    ARTICLE V

                           FORFEITURES AND LIMITATIONS


Section 1 - Forfeiture of Benefits

Except with respect to the accrued benefit payable hereunder to a Prior Participant (or his Surviving Spouse) based on such Prior Participant's Special Years of Service and his Special Average Monthly Earnings, if the Committee determines that any Participating Employee (or any recipient of a benefit under the Program who had been a Participating Employee) has, while or at any time after he ceased to be an Employee, directly or indirectly engaged in any occupation in competition with, or has wrongfully disclosed trade secrets of or confidential information relating to, or has intentionally done any act materially harmful to the interests of, the Corporation or any Subsidiary Company, the Committee may in its sole discretion terminate or annul the payment of such benefit.


Section 2 - Inalienability of Benefits

No sale, transfer, anticipation, assignment, pledge or encumbrance of any kind, at law or in equity, of any benefit under this Program shall be permitted or recognized under any circumstances, and no benefit under this Program shall be subject to attachment or other legal process.


Section 3 - Other Limitations

No benefit payable under the Program shall give rise to any offset or shall be included in any reduction pursuant to Article III or any other provision of the Retirement Plan or have any similar effect on any other benefit payable under any other private benefit plan to which the Corporation or any Subsidiary Company shall have contributed. Otherwise, the Committee may from time to time determine whether the total benefits payable to any individual under the Program and all other private benefit plans to which the Corporation or any Subsidiary Company shall have contributed shall be subject to any limitation as to amount other than as provided elsewhere in the Program and/or in such other private plans, and, if so, shall determine the amount of such limitation.

Section 4 - Minimum Benefit

Effective December 31, 1993, for a Prior Participant, a minimum benefit calculated in accordance with the benefit formulas set forth in Section 1 or 2 of Article IV on the basis of his Special Average Monthly Earnings and Special Years of Service shall be deemed fixed as of December 31, 1993 with respect to all elements of such formulas, including such Prior Participant's Primary Social Security Benefit (which for this purpose shall be determined as if the date of retirement occurred in the year 1993), but excluding the Actuarial Equivalent of such benefit.

For any Participating Employee, the portion of his benefit payable under Section 1 or 2 of Article IV which is attributable to his Years of Service and Average Monthly Earnings through December 31, 1993 shall not be less than a minimum, which shall be deemed fixed as of December 31, 1993 and shall be calculated on the basis of (x) a Primary Social Security Benefit determined for a retirement occurring December 31, 1993, but increased by five percent (5%) per annum for each whole calendar year between December 31, 1993 and the actual date of retirement and (y) an ESOP offset determined as of December 31, 1993 and increased by twenty percent (20%) per annum for each whole calendar year between December 31, 1993 and the actual date of retirement. This provision shall not apply, however, to calculation of the Actuarial Equivalent of the portion of a Participating Employee's benefit under Section 1 or 2 of Article VI attributable to Years of Service and Average Monthly Earnings through December 31, 1993.